TAXES ON INCOME:	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 8    -  TAXES ON INCOME:

a.        Tax benefits under the Law for the Encouragement of Capital Investments, 1959

Substantially all of the Company’s production facilities have been granted “approved enterprise” status under the above law (including Amendment No. 60 to the law that was published in April 2005). Income derived from the approved enterprise is tax exempt for a period of ten years commencing in the first year in which the Company earns taxable income from the approved enterprise (provided the maximum period to which it is restricted by law has not elapsed), since the Company has elected the “alternative benefits” scheme (involving waiver of investment grants).

The Company has two approved enterprises. The period of tax benefits of the first approved enterprise, which commenced operations in 1995, expired at the end of 2004. The period of tax benefits in respect of the second approved enterprise entitled to the said benefits commenced in 2000 and expired at the end of 2009. Commencing 2005, the income derived from the first approved enterprise, according to the computation of the increase in the turnover, is subject to regular tax rates, see c. below.

According to the above law, in the event of distribution of cash dividends from income that was tax exempt as above, the Company would have to pay the 25% tax in respect of the amount distributed.

Due to the accumulated tax losses of the Company and since the Company does not have approved enterprise taxable income, the Company expects that no additional tax liability will be incurred by the Company as a result of dividend distribution from the balance of undistributed income.

The entitlement to the above benefits is conditional upon the Company’s fulfilling the conditions stipulated by the above law, regulations published thereunder and the certificate of approval for the specific investments in approved enterprises. In the event of failure to comply with these conditions, the benefits may be cancelled and the Company may be required to refund the amount of the benefits, in whole or in part, with the addition of linkage differences to the Israeli CPI and interest.

On January 6, 2011 an amendment to the Law for the Encouragement of Capital Investment-1959 (the "Law") was published. The amendment has a substantial effect on the current provisions of the Law. The followings are the major changes in the amendment:

1.	A company located in Preferred Area A can file for both grants and tax benefits.
2.	The requisites for benefits were changed with most significant change is that the Minimum investment requirement was removed. In addition the definition of Approved entity was changed.
3.	The income attribution based on revenues was cancelled, the result is that Approved entity would be taxable on it entire income at a fixed rate.
4.	Tax exemption was cancelled.
5.	Dividend payable from preferred income would be tax exempted.
6.	The Grant Rate out of the approved investment would be up to 24%

The Tax rates applicable to Approved Industrial Enterprise would be 6% and 12% for those located in Preferred Area A or elsewhere, respectively, with effectiveness for the taxable year of 2015 and onwards. Prior to 2015 the following tax rates will be applicable:

 For the years 2011-2012 10% and 15% respectively and for the years 2013-2014 7% and 12.5% respectively.

During 2011 the Company had chosen the status of the 2011 Amendment; however, the Company is still reviewing the application of the new benefits under the Amendment as related to the Company.

b.        Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969

The Company is an “industrial company”, as defined by this law. As such, the Company is entitled to claim depreciation at increased rates for equipment used in industrial activity, as stipulated by regulations published under the inflationary adjustments law.

c.        Other applicable tax rates:

1)        Income from other sources in Israel

The income of the Company (other than income from ”approved enterprises”, see a. above) is taxed at the corporate tax rate of 26% in 2009, 25% in 2010 and 24% in 2011.

On July 23, 2009, the Israel Economic Efficiency Law (Legislation Amendments for Applying the Economic Plan for 2009 and 2010), 2009 (the 2009 Amendment), became effective, stipulating, among other things, an additional gradual decrease in tax rates in 2011 and thereafter, as follows: 2011 - 24%, 2012 - 23%, 2013 - 22%, 2014 - 21%, 2015 - 20% and 2016 and thereafter - 18%.

On December 6, 2011, the “Tax Burden Distribution Law” Legislation Amendments (2011) was published in the official gazette, under which the previously approved gradual decrease in corporate tax was cancelled. The corporate tax rate increased to 25% as from 2012.

2)        Income of non-Israeli subsidiaries

Non-Israeli subsidiaries are taxed according to tax laws in their countries of residence.

d.         Deferred income taxes:

	December 31
	2011	2010
	U.S. dollars in thousands
1) Provided in respect of the following:

Research and development expenses	$244	$425
Allowance for doubtful accounts	10	35
Carryforward tax losses	1,723	4,507
Other	23	28
Less- valuation allowance	(1,723)	(5,005)
	$277	$-

2)        As of December 31, 2011, the carryforward tax losses are related to the company subsidiaries (mainly in the USA) and amounted to approximately $6 million. The Company has provided valuation allowance in respect of deferred tax assets resulting from carryforward tax losses. Management currently believes that it is more likely than not that those deferred tax losses will not be realized in the foreseeable future.

e.        Taxes on income included in the statements of operations:

1)         As follows:

	Years ended December 31
	2011	2010	2009
	U.S. dollars in thousands
Current:
In Israel	$43	$126	$17
Outside Israel	49	62	67
	92	188	84
Deferred in Israel	(277)	-	113
	$(185)	$188	$197

2)        Following is a reconciliation of the theoretical tax expense, assuming all income is taxed at the regular tax rates applicable to companies in Israel (see c. above), and the actual tax expense:

	Years ended December 31
	2011	2010	2009
	U.S. dollars in thousands
Income before taxes on income, as
reported in the statements of operations*	$4,106	$5,044	$19,984
Theoretical tax expense	985	1,261	5,196
Less - tax benefits arising from approved
enterprise status, see a. above	-	(489)	5,086
	985	772	110
Increase (decrease) in taxes resulting from permanent differences:
Disallowable deductions	18	23	191
Differences between the basis of measurement of income reported for tax purposes, and the basis of measurement of income for financial reporting purposes	-	-	92
Taxes in respect of previous years	-	54	-
Changes in valuation allowance	(3,283)	(2,104)	(2,320)
Changes in taxes resulting from computation of deferred taxes at a rate which is different from the theoretical rate and other	2,095	1,443	2,124
Taxes on income for the reported year	$(185)	$188	$197
* As follows:
Taxable in Israel	$3,418	$5,168	$22,115
Taxable outside Israel	688	(124)	(2,131)
	$4,106	$5,044	$19,984

f.         Tax assessments

The Company has received final assessments from the tax authorities, through the year ended December 31, 2005. The subsidiaries, except Omni, have not been assessed since incorporation. Omni has received final tax assessments through tax year 2006.